UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2005

                          Science Dynamics Corporation
             (Exact name of registrant as specified in its charter)



Delaware                             000-10690                   22-2011859
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
  of  incorporation)                                         Identification No.)

                          7150 N. Park Drive, Suite 500
                              Pennsauken, NJ 08109
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (856) 910-1166

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          On February 14, 2005, Science Dynamics Corporation (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement"), dated February 11, 2005, with Laurus Master Fund, Ltd. ("Laurus") for the sale of a $2,000,000 principal amount Secured Convertible Term Note (the "Note") and a Common Stock Purchase Warrant (the "Warrant") to purchase 6,000,000 shares of the Company's common stock. The sale of the Note and the Warrant were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D under the Securities Act.

          The Company received gross proceeds of $2,000,000 from the sale of the Note and the Warrant. The Company may only use such proceeds for (i) general working capital purposes, (ii) no less than 80% of the equity interests of Systems Management Engineering, Inc. ("SMEI") pursuant to the Stock Purchase Agreement, as amended, dated as of December 16, 2004 by and among the Company, SMEI and the shareholders of SMEI identified therein, and (iii) the acquisition of 100% of the remaining equity interests of SMEI pursuant to a transaction in form and substance reasonably satisfactory to Laurus.

          The Note bears interest at a rate per annum equal to the prime rate published in The Wall Street Journal from time to time, plus 3%, but shall not be less than 8%. Interest is payable monthly in arrears commencing March 1, 2005 and on the first business day of each consecutive calendar month thereafter until the maturity date, February 11, 2008 (each a "Repayment Date"). Amortizing payments of the aggregate principal amount outstanding under the Note must begin on June 1, 2005 and recur on the first business day of each succeeding month thereafter until the maturity date (each an "Amortization Date"). Beginning on the first Amortization Date, the Company must make monthly payments to Laurus on each Repayment Date, each in the amount of $60,606.06, together with any accrued and unpaid interest to date on such portion of the principal amount plus any and all other amounts which are then owing under the Note, the Purchase Agreement or any other related agreement but have not been paid (collectively, the "Monthly Amount"). Any principal amount that remains outstanding on the maturity date is due and payable on the maturity date.

          If the Monthly Amount (or a portion of the Monthly Amount if not all of the Monthly Amount is converted into shares of common stock) is required to be paid in cash, then the Company must pay Laurus an amount equal to 102% of the Monthly Amount due and owing to Laurus on the Repayment Date in cash. If the Monthly Amount (or a portion of the Monthly Amount if not all of the Monthly Amount is converted into shares of common stock) is required to be paid in shares of common stock, the number of such shares to be issued by the Company to Laurus on such Repayment Date (in respect of such portion of the Monthly Amount converted into in shares of common stock), shall be the number determined by dividing (x) the portion of the Monthly Amount converted into shares of common stock, by (y) the then applicable fixed conversion price. The fixed conversion price of the Note is $0.10 per share, subject to adjustment for subsequent lower price issuances by the Company, as well as customary adjustment provisions for stock splits, combinations, dividends and the like.

          Laurus is required to convert into shares of common stock all or a portion of the Monthly Amount due on each Repayment Date according to the following guidelines (the "Conversion Criteria"): (i) the closing price of the common stock as reported by Bloomberg, L.P. on the Repayment Date shall be greater than or equal to 115% of the fixed conversion price and (ii) the amount of such conversion does not exceed 25% of the aggregate dollar trading volume of the common stock for the 22-day trading period immediately preceding the applicable Repayment Date. If the Conversion Criteria are not met, Laurus must convert only such part of the Monthly Amount that meets the Conversion Criteria. Any part of the Monthly Amount due on a Repayment Date that Laurus has not been able to convert into shares of common stock due to failure to meet the Conversion Criteria, must be paid by the Company in cash at the rate of 102% of the Monthly Amount otherwise due on such Repayment Date, within three business days of the applicable Repayment Date.

          The Warrant is exercisable at a price of $0.11 per share from the issue date through the close of business on February 11, 2012. Upon exercise of the Warrant, payment may be made by Laurus either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate exercise price, (ii) by delivery of the Warrant, or shares of common stock and/or common stock receivable upon exercise of the Warrant, or (iii) by a combination of any of the foregoing methods. The exercise price of the Warrant is subject to adjustment for stock splits, combinations, dividends and the like.

          In order to secure payment of all amounts due under the Note, as well as the Company's other obligations to Laurus: (i) the Company granted Laurus a lien on all of the Company's assets and also on all assets of the Company's subsidiaries; (ii) the Company pledged all of the capital stock that it owns of each of its subsidiaries; and (iii) each of the Company's subsidiaries executed a Subsidiary Guaranty of such obligations.

          Pursuant to the terms of a registration rights agreement, the Company agreed to include the shares of common stock issuable upon conversion of the Note and upon exercise of the Warrant in a registration statement under the Securities Act to be filed not later than March 13, 2005 and to use its reasonable commercial efforts to cause such registration statement to be declared effective no later than May 12, 2005. In the event the Company does not meet these deadlines, it may be required to pay Laurus liquidated damages in cash equal to 2% for each 30-day period (prorated for partial periods) on a daily basis of the original principal amount of the Note.

Item 2.01 Completion of Acquisition or Disposition of Assets.

          On February 14, 2005, the Company completed the acquisition of 4,177,500 shares of the outstanding common stock of Systems Management Engineering, Inc. ("SMEI"), which shares constitute approximately 82% of the issued and outstanding shares of capital stock of SMEI on a fully diluted basis. As partial consideration for such shares of SMEI, the Company issued an aggregate of 16,553,251 shares of the Company's common stock to twelve accredited investors pursuant to Section 4(2) of the Securities Act and Regulation D under the Securities Act. The acquisition was completed pursuant to the terms of a Stock Purchase Agreement dated December 16, 2004, as amended, among the Company and certain shareholders of SMEI. SMEI will continue to operate as an independent subsidiary of the Company.

About SMEI

          SMEI was incorporated on March 11, 1997 under the laws of the Commonwealth of Virginia. SMEI was originally founded to provide the federal government with engineering services coupled with advanced technology solutions. SMEI has developed advanced data management applications, Internet server technology and information systems that it markets to both public and private sectors. SMEI's technology helps its customers reduce development time for projects, manage the deployment of applications across the Internet to desktops around the world and implement military grade security on all systems where the applications are deployed. SMEI has two divisions, a consulting services division and the Aquifer Software division.

Consulting Services Division

          SMEI provides the federal government and private industry with engineering services coupled with innovative information technology solutions. SMEI is committed to addressing the growing public and private sector demand for integrated, secure, enterprise class e-business solutions built on industry standards.

          SMEI has designed, developed and implemented advanced business management applications, integration technologies and enterprise geospatial systems. SMEI currently supports several operational systems in all of these categories for major organizations and defense commands using web-based technologies and the consolidation of custom and commercial off-the-shelf software to unite dissimilar applications into integrated systems.

GIS Service Capabilities

          SMEI specializes in the design and implementation of Enterprise Geographic Information Systems ("GIS"), enabling the vision of public and private sector clients for cross-organization data sharing. They are experts in the development of Web services applications and secure geospatial solutions. SMEI architected the Naval GeoReadiness Repository in support of Base Development, Base Realignment and Closure (BRAC), the Installation Visualization Tool (IVT) program, force protection, anti-terrorism and homeland defense. Administered by Naval Facilities Engineering Command Headquarters (NAVFACHQ), the GeoReadiness Repository provides installation geospatial data and imagery storage, integration of Navy real property data, the automation of data submission, standards compliance checking and conversion. Web services provide visualization, cross-services data sharing, and an advanced security model for accessing the GIS data. SMEI performs spatial analysis and risk assessment modeling for the military medical application. SMEI also developed GIS-R, an Army GIS repository to provide a visual method for users to access information from a comprehensive set of government, commercial, and installation data sources in an expandable, user-friendly decision support application.

          Implementation planning is critical to the success of Enterprise GIS initiatives. Cross-organizational data sharing and public visualization of corporate information through the Internet requires the understanding of data needs across functional areas, as well as the backbone technology to support an Enterprise approach. The SMEI team includes key in-house experts in GIS supporting technologies such as ESRI's ArcSDE, Oracle Spatial, UNIX and Windows to ensure a stable architecture and operating environment for enterprise applications. As current customers of this service, the Naval Information Technology Center (NITC) receives architectural and database support, systems integration analysis, and technical support from SMEI.

Technical and Management Consulting Services

          SMEI provides network engineering, architectural guidance, database management, expert programming and functional area expert analysis to its Department of Defense clients. SMEI provides strategic consulting to support business requirements, change management, and financial analysis and metrics for several major federal customers.

          In addition, SMEI provides management, analytical, and technical consulting to support legacy application modernization and systems reduction goals under several major contracts including the Department of Navy's Navy Marine Corps Intranet (NMCI).

Aquifer Software Division

          SMEI develops and markets the Aquifer(TM) Application Services Platform, a proprietary software product for application developers. Aquifer helps developers build a new class of software called rich Internet applications. These applications are secure custom or commercial desktop and mobile Windows Forms applications that use the traditional client/server model while exploiting Web Services-based communications over the Internet.

          Aquifer is a .NET application platform built on a service-oriented architecture that delivers scalable and secure Web applications to Windows desktop and Windows CE platforms. Aquifer helps SMEI reduce development time and manage the deployment of applications across the Internet to desktops around the world while implementing Department of Defense ("DOD") certified and accredited security on all deployed systems. Aquifer addresses the needs of development organizations to more rapidly develop custom Windows Forms applications and lower the costs to secure, deploy and maintain them. Aquifer helps organizations solve the following problems:

     o    Reduction in application development time, cost and risk;
     o    Reduction of desktop and PDA application deployment time and cost;
     o    Increased richness of user experience;
     o    Elimination   of   security   concerns   inherent   with  Web  browser
          vulnerabilities;
     o    Decreased server software and hardware costs; and
     o    Optimization of network resources for best performance.

          SMEI markets Aquifer as both a productivity tool and a secure application platform. Whether modernizing legacy applications or building new service-oriented, Web based systems, Aquifer is designed to shorten the time it takes to develop and deliver custom solutions in Microsoft .NET environments. Aquifer provides many common service components including:

     o    Data Access;
     o    Role-based User Profiles;
     o    Flexible Security Model including strong encryption;
     o    Configuration Management;
     o    Event Management;
     o    Integration Gateways; and
     o    Secure Client.

          In its current version 5.4, the Aquifer Application Services Platform can support between 500 and 1,000 concurrent active desktops against a single server processor.

Sales and Marketing

          SMEI markets its Aquifer Application Services Platform to mid to large-sized commercial accounts, federal government agencies, systems integrators and independent software vendors that are building Windows rich Internet applications. Aquifer's products, training and services are focused on the .NET Windows Forms application development market where enterprise IT organizations and systems integrators are tasked with building and managing applications that run on the Internet using the .NET Framework.

          SMEI employs the following tactics to sell the Aquifer Application Services Platform:

          Direct Sales to Enterprise IT Organizations and Systems Integrators - A direct sales force performs this activity. This segment includes all new federal, systems integrator and commercial accounts. SMEI believes that reference-ability is a key post-sale objective.

          Targeted Marketing - With the help of extensive lead generation, public relations and targeting marketing communication materials, SMEI hopes to establish itself as a leader in the rich Internet application development and management market with an emphasis on security over both wired and wireless communications. The tactics include marketing materials directed at DOD agencies, the financial services and health care markets and other markets where strong security is a common requirement. Print media, direct mail, trade shows/conferences and live Web casts are the main components of lead generation for SMEI.

          Strategic  Alliances  - SMEI  plans  to  continue  to  form  strategic alliances with federal and commercial systems integrators and Web services performance management vendors to sell SMEI's products as value-added resellers and to enhance Aquifer's capabilities by integrating with other vendor's performance monitoring capabilities. SMEI believes that engaging marketing an delivery channels that are not currently available to the company will broaden market reach, increase delivery bandwidth in some instances, and yield a greater return on sales and marketing expenditure.

          Important partnerships SMEI has developed recently include:

               o Microsoft. SMEI is a Microsoft Certified Partner. Recently, Aquifer's security model and its presence on the Navy Marine Corps Intranet (NMCI) network have attracted interest from Microsoft Federal and from Microsoft Business Development in Redmond. SMEI is currently working with Redmond to develop a NMCI formal Microsoft/SMEI case study describing the benefits of .NET and Aquifer.

               o AmberPoint. AmberPoint is a Silicon Valley-based software company that builds and markets management solutions for Web services. SMEI and AmberPoint co-market products to federal governmental agencies. SMEI plans to integrate Aquifer and AmberPoint to help developers more easily and accurately monitor the .NET applications they build.

          SMEI's goal is to turn every Aquifer customer into a reference account. SMEI believes that first hand testimonials describing the productivity gains with Aquifer are of great value and can significantly enhance sales and marketing efforts

Competition

          As  a  company  offering  IT  services,   SMEI's  services  market  is
fragmented and highly competitive. SMEI faces competition from companies providing IT outsourcing and business process outsourcing solutions. SMEI also competes with software vendors in the .NET Web Application Services Platform market. Potential competitors of SMEI's Aquifer software include:

               o Kinitos, Inc. delivers an enterprise deployment solution that allows IT to maintain centralized control of existing Windows Forms clients. The Kinitos .NET platform centralizes control of the monitoring, deployment and updating of existing Windows Forms client applications throughout the network. It handles policy based client deployment and rollback, enables real time monitoring and delivers centralized reporting of client applications.

                    Kinitos also has a component that provides client-side "plumbing" for creating Windows Forms applications. It handles the communications from client to server, provides online/offline services, reliable messaging, logging and dynamic updating of client applications.

               o ObjectWare, Inc. markets its IdeaBlades technology as an application development platform for the rapid creation of smart client applications. ObjectWare leverages Microsoft .NET technology to streamline development, deployment and maintenance processes while simplifying the supporting hardware and software environments.

          SMEI believes that its Aquifer platform offers more comprehensive features and that on this basis Aquifer has a marketing and performance advantage over competing products. SMEI believes that its Aquifer DOD certified and accredited security technology not only creates an advantage over competitors, but also creates a strong barrier to entry. The following chart demonstrates the competitive features in Aquifer and those features currently available from the above competitors.

------------------------------------------------------- ----------- ----------- ---------------
                 Application Service                     Aquifer    Kinitos     ObjectWare
------------------------------------------------------- ----------- ----------- ---------------
Configuration Management                                   Yes         Yes           Yes
------------------------------------------------------- ----------- ----------- ---------------
Data Access                                                Yes          No           Yes
------------------------------------------------------- ----------- ----------- ---------------
DITSCAP Approved Security                                  Yes          No            No
------------------------------------------------------- ----------- ----------- ---------------
Active Directory Support                                   Yes          No            No
------------------------------------------------------- ----------- ----------- ---------------
Event Management                                           Yes         Yes            No
------------------------------------------------------- ----------- ----------- ---------------
User, Account and Application Management                   Yes          No            No
------------------------------------------------------- ----------- ----------- ---------------
Management Console                                         Yes          No            No
------------------------------------------------------- ----------- ----------- ---------------
Execute multiple applications per client instance          Yes         Yes            No
------------------------------------------------------- ----------- ----------- ---------------
Multi-platforms (e.g., Win 32, Win CE)                     Yes         N/A           N/A
------------------------------------------------------- ----------- ----------- ---------------
Performance Management                                   Partner        No            No
------------------------------------------------------- ----------- ----------- ---------------

Intellectual Property

          On November 12, 2003, SMEI filed an application with the United States Patent and Trademark Office for a trademark of the name "Aquifer." On December 21, 2004 the United States Patent and Trademark Office issued trademark serial number 78326540 for the name "Aquifer." SMEI has not yet received the Certificate of Registration.

The description of the trademark as submitted is as follows:

International Class: 009

Computer application software that allows end-users to use applications and developers to create new applications and move non-web based legacy applications to web based applications that can operate on the Internet.

Employees

          As of February 14, 2005, SMEI had 26 full time employees and one part time employee. None of SMEI's employees are covered by a collective bargaining agreement. SMEI considers relations with its employees to be good.

Description of Property

          SMEI currently subleases a facility located at 12100 Sunset Hills Road, Reston, Virginia 20191. The facility is comprised of 9,342 square feet of office space. The sublease is pursuant to a Sub-Sublease Agreement dated June 22, 2001. The sublease commenced July 15, 2001 and ends September 30, 2005. SMEI currently pays $18,289.81 per month under the sublease, which is subject to a 3% increase in July 2005.

Legal Proceedings

          Neither the Company nor SMEI is currently a party to, nor is any of the Company's or SMEI's property currently the subject of, any pending legal proceeding. None of the Company's directors, officers or affiliates is involved in a proceeding adverse to the Company's business or has a material interest adverse to the Company's business.

Risk Factors

There was no Formal Valuation Determining the Fairness of the Consideration for the Acquisition of SMEI.

          The consideration for the acquisition of SMEI was determined by arms' length negotiations between the Company's management and the management of SMEI, but there was no formal valuation of SMEI by an independent third party. The Company did not obtain a fairness opinion by an investment banking firm or other qualified appraiser. Since the acquisition of SMEI did not require the approval of the Company's stockholders, the Company is unable to determine whether its stockholders would have agreed with the determination by the Company's Board of Directors that the terms of the acquisition were fair and in the best interests of the stockholders.

The Company may not be Able to Effectively Integrate SMEI, Which Would be Detrimental to the Company's Business.

          Acquisitions involve numerous risks, including potential difficulty in integrating operations, technologies, systems, and products and services of acquired companies, diversion of management's attention and disruption of operations, increased expenses and working capital requirements and the potential loss of key employees and customers of acquired companies. In addition, acquisitions involve financial risks, such as the potential liabilities of the acquired businesses, the dilutive effect of the issuance of additional equity securities, the incurrence of additional debt, the financial impact of transaction expenses and the amortization of goodwill and other intangible assets involved in any transactions that are accounted for by using the purchase method of accounting, and possible adverse tax and accounting effects. Any of the foregoing could materially and adversely affect the Company's business.

Failure to Properly Manage the Company's Potential Growth Would be Detrimental to the Company's Business.

          Any growth in the Company's operations will place a significant strain on its resources and increase demands on management and on operational and administrative systems, controls and other resources. There can be no assurance that the Company's existing personnel, systems, procedures or controls will be adequate to support the Company's operations in the future or that the Company will be able to successfully implement appropriate measures consistent with its growth strategy. As part of this growth, the Company may have to implement new operational and financial systems, procedures and controls to expand, train and manage its employee base and maintain close coordination among technical, accounting, finance, marketing and sales staffs. The Company cannot guarantee that it will be able to do so, or that if it is able to do so, the Company will be able to effectively integrate them into its existing staff and systems. The Company may fail to adequately manage its anticipated future growth. The Company will also need to continue to attract, retain and integrate personnel in all aspects of operations. Failure to manage growth effectively could hurt the Company's business.

Management of the Company Subsequent to the Acquisition of SMEI

          The following are the names and certain information regarding the Company's Directors, Director Nominees and Executive Officers following the acquisition of SMEI. The Company plans to appoint the Director Nominees to the Company's Board of Directors approximately ten days after the date the Company transmits to all holders of record of the Company's common stock information required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. There are no family relationships among any of the Company's Directors, Director Nominees and Executive Officers.

---------------------- ------- -------------------------------------------------
             Name        Age                          Position
---------------------- ------- -------------------------------------------------
Paul Burgess              40   President, Chief Executive Officer and Director
---------------------- ------- -------------------------------------------------
Alan C. Bashforth         54   Acting Chief Financial Officer, Secretary and
                               Chairman of the Board of Directors
---------------------- ------- -------------------------------------------------
Eric D. Zelsdorf          39   Chief Technology Officer and Director Nominee
---------------------- ------- -------------------------------------------------
Herbert B. Quinn          68   Director Nominee
---------------------- ------- -------------------------------------------------
Robert E. Galbraith       61   Director Nominee

Background of Executive Officers and Directors

          Paul Burgess, President, Chief Executive Officer and Director. From March 1, 2003 until February 14, 2005, Mr. Burgess was Chief Operating Officer of the Company. As of February 9, 2005, Mr. Burgess was appointed President and Chief Executive Officer of the Company. On February 14, 2005, Mr. Burgess was appointed a director of the Company. From January 2000 to December 2002, Mr. Burgess was President and Chief Financial Officer of Plan B Communications. Prior to Plan B Communications, Mr. Burgess spent three years with MetroNet Communications, where he was responsible for the development of MetroNet's coast to coast intra and inter city networks. Mr. Burgess was also influential in developing the operations of MetroNet during the company's early growth stage. Prior to joining MetroNet, Mr. Burgess was with ISM, a company subsequently acquired by IBM Global Services, where he was responsible for developing and deploying the company's distributed computing strategy.

          Alan C. Bashforth, Acting Chief Financial Officer, Secretary and Chairman of the Board of Directors. From April 4, 2002 to February 9, 2005, Mr. Bashforth was President, Chief Executive Officer and the sole Director of the Company. Mr. Bashforth continues to serve as a Acting Chief Financial Officer, Secreatary, director and as Chairman of the Board of Directors of the Company. Mr. Bashforth has been a member of the Company's Board of Directors since November 1996. Since 1996, Mr. Bashforth has held various executive officer positions with the Company. From the end of 1996 to December 15, 2000, Mr. Bashforth was President of Cascadent Communications, a major customer of the Company. Previously he was President of Innovative Communications Technology, Ltd. ("ICT"), a data communications company located in Jersey, Channel Islands, until the acquisition of the intellectual property of ICT by the Company in November 1996.

          Eric D. Zelsdorf, Chief Technology Officer and Director Nominee. Mr. Zelsdorf founded SMEI in 1997 and since then he has been the Chief Technology Officer, President and a Director of SMEI. Mr. Zelsdorf has led SMEI since its inception and currently advises clients as well as industry standards groups on the implementation of secure Web services and enterprise architecture and integration. From 1992 to 1997, Mr. Zelsdorf was Vice President and Chief Technology Officer for ECG, Inc.

          Herbert B. Quinn, Director Nominee. Mr. Quinn has been Chairman and Chief Executive Officer of SMEI since 1998 when he led the merger of Energy and Environmental Technologies into SMEI. Mr. Quinn is a retired Army Brigadier General, former Senior Executive for the EPA and a registered Professional Engineer.

          Robert E. Galbraith, Director Nominee. Mr. Galbraith is currently a consultant to firms seeking innovative technical solutions in the security marketplace. Areas in which Mr. Galbraith have consulted include: data encryption, internet telephony (VoIP), intelligent data recording, secure local and wide area network solutions, physical security and biometric security. Prior to consulting, Mr. Galbraith was President, owner and technical administrator of Secure Engineering Services, Inc. ("SESI") from its inception in 1979 until the firm was sold in 1996. During this period, SESI provided services and equipment to the U.S. Forces and NATO component Forces in Europe. Clients included the U.S. Army, Navy and Air Force, the SHAPE Technical Center, Euro Fighter Program, Sandia Labs, JPL, MITRE and NATO programs.

Certain Relationships and Related Transactions

          The Company has not entered into any transaction during the last two years and the Company has not proposed any transaction to which it was or is to be a party, in which any of the following persons had or is to have a direct or indirect material interest:

          -    Any director or executive officer of the Company;
          -    Any nominee for election as a director;
          - Any security holder named in the "Security Ownership of Certain Beneficial Owners and Management" section below; and
          - Any member of the immediate family (including spouse, parents, children, siblings, and in-laws) of any such person.

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth certain information, as of February 17, 2005 with respect to the beneficial ownership of the outstanding common stock by
(i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company's directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.


                                         Common Stock           Percentage of
Name of Beneficial Owner (1)        Beneficially Owned (2)     Common Stock (3)
---------------------------------- ------------------------- -------------------
Alan C. Bashforth (4)                     14,048,363                 14.9%
Paul Burgess (5)                           4,000,000                  4.4%
Herbert B. Quinn, Jr. (6)                  6,604,424                  7.7%
Eric D. Zelsdorf                           5,835,606                  6.8%
---------------------------------- ------------------------- -------------------
All officers, directors and               30,488,393                 31.0%
directors nominees as a group
(4 persons)
      * Less than 1%


(1) Except as otherwise indicated, the address of each beneficial owner is c/o Science Dynamics Corporation, 7150 N. Park Drive, Suite 500, Pennsauken, NJ 08109.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them.
(3)  Based on 86,239,910 shares outstanding.
(4) Includes: (a) 165,000 shares owned directly by Mr. Bashforth; (b) 1,520,000 shares owned by Innovative Communications Technology, Ltd., which is controlled by Mr. Bashforth; (c) 4,363,363 shares owned by Calabash Holdings Ltd., which is controlled by Mr. Bashforth; (d) options owned by Calabash Holdings Ltd. to purchase 2,000,000 shares exercisable at $0.05 per share; and (e) options owned by Calabash Holdings Ltd. to purchase 6,000,000 shares exercisable at $0.10 per share.
(5) Includes (a) options to purchase 2,000,000 shares of common stock exercisable at $0.03 per share; and (b) options to purchase 2,000,000 shares of common stock exercisable at $0.05 per share.
(6) Includes 370,515 shares owned by Elizabeth L. Quinn, spouse of Herbert B. Quinn, Jr.

Item 2.03 Creation of a Direct Financial Obligation.

         See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities

         See Item 1.01 and Item 2.01 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         See Item 2.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

          To be filed by amendment no later than 71 calendar days after February 14, 2005.

(b)      Pro forma financial information.

          To be filed by amendment no later than 71 calendar days after February 14, 2005.

(c)      Exhibits.

Exhibit Number
                                   Description
--------------      ------------------------------------------------------------
2.1                 Stock  Purchase  Agreement  dated  December  16,  2004 among
                    Science    Dynamics    Corporation,    Systems    Management
                    Engineering, Inc. and the shareholders of Systems Management
                    Engineering,  Inc.  identified on the signature page thereto
                    (Incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on December 22, 2004)

2.2 Amendment No. 1 to Stock Purchase Agreement dated December 16, 2004 among Science Dynamics Corporation, Systems Management Engineering, Inc. and the shareholders of Systems Management Engineering, Inc. identified on the signature page thereto (Incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on February 11,
                    2005)

4.1 Securities Purchase Agreement dated February 11, 2005 by and between Science Dynamics Corporation and Laurus Master Fund, Ltd.

4.2 Secured Convertible Term Note dated February 11, 2005 issued to Laurus Master Fund, Ltd.

4.3 Common Stock Purchase Warrant dated February 11, 2005 issued to Laurus Master Fund, Ltd.

4.4 Master Security Agreement dated February 11, 2005 among Science Dynamics Corporation, M3 Acquisition Corp., SciDyn Corp. and Laurus Master Fund, Ltd.

4.5                 Stock Pledge  Agreement dated February 11, 2005 among Laurus
                    Master  Fund,  Ltd.,   Science  Dynamics   Corporation,   M3
                    Acquisition Corp. and SciDyn Corp.

4.6 Subsidiary Guaranty dated February 11, 2005 executed by M3 Acquisition Corp. and SciDyn Corp.

4.7 Registration Rights Agreement dated February 11, 2005 by and between Science Dynamics Corporation and Laurus Master Fund, Ltd.

10.1 Sub-Sublease Agreement made as of June 22, 2001 by and between Software AG and Systems Management Engineering, Inc.

10.2                Microsoft Partner Program Agreement

10.3                AmberPoint Software Partnership Agreement

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Science Dynamics Corporation


Date: February 18, 2005                      /s/ Alan C. Bashforth
                                             ---------------------
                                             Alan C. Bashforth
                                             Acting Chief Financial Officer
                                             and Secretary